INVESTMENT MANAGEMENT

Morgan Stanley
Global Fixed Income Opportunities Fund

SUMMARY PROSPECTUS  FEBRUARY 29, 2016

Share Class and Ticker Symbols
Class A	Class B	Class L	Class I	Class C	Class IS
DINAX	DINBX	DINCX	DINDX	MSIPX	MGFOX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated February 29, 2016 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objectives

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Fund purchased in a single transaction, together with the NAV of all Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges") held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial intermediary and on page 39 of the Prospectus in the section entitled "Shareholder Information—Share Class Arrangements."

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class L	Class I	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None[1]	5.00%[2]	None	None	1.00%[3]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class L	Class I	Class C	Class IS
Advisory Fee	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Distribution and/or Shareholder Service (12b-1) Fee	0.25%	0.85%	0.50%	None	1.00%	None
Other Expenses	0.47%	0.71%	0.44%	0.38%	0.42%	0.32%
Total Annual Fund Operating Expenses[4]	1.04%	1.88%	1.26%	0.70%	1.74%	0.64%
Fee Waiver and/or Expense Reimbursement[4]	0.09%	0.29%	0.02%	0.10%	0.04%	0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.95%	1.59%	1.24%	0.60%	1.70%	0.57%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which the shares were purchased and except that the example incorporates the fee waiver and expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$518	$733	$966	$1,634
Class B	$662	$863	$1,189	$1,957
Class L	$126	$398	$690	$1,521
Class I	$61	$214	$380	$861
Class C	$273	$544	$940	$2,048
Class IS	$58	$198	$350	$792

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$518	$733	$966	$1,634
Class B	$162	$563	$989	$1,957
Class L	$126	$398	$690	$1,521
Class I	$61	$214	$380	$861
Class C	$173	$544	$940	$2,048
Class IS	$58	$198	$350	$792

1  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 0.50% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—Share Class Arrangements" for further information about the CDSC waiver categories.

2  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Shareholder Information—Share Class Arrangements" for a complete discussion of the CDSC.

3  The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information" for a complete discussion of the CDSC.

4  The Fund's "Adviser" and "Administrator," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class A, 1.59% for Class B, 1.24% for Class L, 0.60% for Class I, 1.70% for Class C and 0.57% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

During the most recent fiscal year, the Fund's portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Fund's Adviser and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

The corporate securities in which the Fund will invest may include fixed-income securities issued by corporations located in or outside of the United States, certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks, commercial paper and convertibles securities.

The types of mortgage-backed securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS") and commercial mortgage-backed securities ("CMBS"). Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). CMOs are issued in multiple classes and each class has a fixed or floating rate and a stated maturity or final distribution date. Certain classes will have more predictable cash flows than others. The Fund may invest in any class of CMO. SMBS are derivative multi-class mortgage securities. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. In addition, the Fund may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis ("TBAs").

Asset-backed securities represent an interest in a pool of assets such as, but not limited to, automobile loans, credit card receivables, student loans or home equity (prime and subprime) loans that have been securitized in pass-through structures similar to mortgage-backed securities.

The Fund may invest in fixed-income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or in fixed-income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt. The Fund may also invest generally in foreign securities that are denominated in U.S. dollars or in currencies other than U.S. dollars.

In pursuit of its investment objective, the Fund may regularly enter into currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. At times, the Fund may enter into "cross-currency" transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

In addition to its use of currency derivatives, the Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques. These derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. The public bank loans may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun to raise rates. The Fund may be subject to certain liquidity risks, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. The Fund is not limited as to the maturities of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

•  Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in NAV. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Investments in TBAs may give rise to a form of leverage and may cause the Fund's portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged.

•  CMOs. CMOs are comprised of various tranches, the expected cash flows of which have varying degrees of predictability as compared with the underlying Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Fund could sustain a loss.

•  SMBS. Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the

Fund invests in SMBS and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

•  CMBS. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

•  Asset-Backed Securities. Asset-backed securities involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

•  High Yield Securities ("Junk Bonds"). The Fund's investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•  U.S. Government Securities. The U.S. government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. While the credit risk associated with U.S. government securities generally is considered to be minimal, the interest rate risk can be substantial. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•  Foreign Sovereign Debt. Investing in foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•  Currency Derivatives. Investments in currency derivatives may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser and/or Sub-Adviser expect. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund's securities are not denominated. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Public Bank Loans. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund's NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

•  Liquidity. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Other Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A shares' performance from year-to-year and by showing how the Fund's average annual returns for the one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund's returns in the table include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	9/30/09	9.65%
Low Quarter	12/31/08	–8.63%

Average Annual Total Returns For Periods Ended December 31, 2015

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A1:
Return Before Taxes	–5.46%	4.19%	4.39%	3.64%
Returns After Taxes on Distributions[2]	–7.22%	2.26%	2.14%	1.14%
Returns After Taxes on Distributions and Sale of Fund Shares	–3.08%	2.43%	2.44%	1.66%
Class B1:
Return Before Taxes	–6.69%	4.07%	4.33%*	4.34%*
Class L1:
Return Before Taxes	–1.51%	4.71%	4.32%	3.30%
Class I1:
Return Before Taxes	–0.93%	5.41%	5.16%	4.16%
Class C1†:
Return Before Taxes	N/A	N/A	N/A	N/A
	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class IS1:
Return Before Taxes	–0.89%	N/A	N/A	3.72%
Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)[3]	–3.15%	0.90%	3.74%	4.66%[5]
Lipper Global Income Funds Index (reflects no deduction for taxes)[4]	–2.90%	1.96%	4.08%	4.52%[5]

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" and "Since Inception" performance for Class B shares reflects this conversion.

†  Class C shares of the Fund had not completed a full calendar year of operations as of December 31, 2015 and therefore Class C shares do not have annualized return information to report.

1  Class A , L and I shares commenced operation on July 28, 1997. Class B shares commenced operation on April 9, 1992, Class IS shares commenced operation on September 13, 2013 and Class C shares commenced operation on April 30, 2015.

2  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

3  The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. It is not possible to invest directly in an index.

4  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. There are currently 30 funds represented in this Index.

5  Since Inception reflects the inception date of Class A.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class A shares' returns. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Adviser. Morgan Stanley Investment Management Limited

Portfolio Managers. The Fund is managed by members of the Global Fixed Income team. Information about the current members jointly and primarily responsible for the day-to-day implementation of the Fund's overall strategy and portfolio construction is shown below:

Name	Title with Adviser/ Sub-Adviser	Date Began Managing Fund
Jim Caron	Managing Director	October 2014
Richard Ford	Managing Director	October 2014
Michael Kushma	Managing Director	April 2014
Christian G. Roth	Managing Director	March 2010

Purchase and Sale of Fund Shares

The Fund has suspended offering Class B and Class L shares to all investors. The Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares, respectively. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions.

The minimum initial investment generally is $5 million for Class I shares and $1,000 for each of Class A and Class C shares of the Fund. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum investment requirements may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—How to Buy Shares—Minimum Investment Amounts."

You can purchase or sell Fund shares on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone ((800) 548-7786) or by contacting your Morgan Stanley Financial Advisor or other authorized third-party, such as a broker, dealer or other financial intermediary that has entered into a selling agreement with the Fund's "Distributor," Morgan Stanley Distribution, Inc. (each, a "Financial Intermediary"). In addition, you can sell Fund shares at any time by enrolling in a systematic withdrawal plan. Your shares will be sold at the next price calculated after we receive your order to redeem. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled "Shareholder Information—How to Buy Shares" and "—How to Sell Shares."

To contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you or access our office locator at www.morganstanley.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

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